Exhibit 99.4

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-203537, 333-190613, 333-181299, 333-158391 and 333-58044), and on Form S-8 (Nos. 333-151247, 333-203625, 333-188440, 333-159508, 333-151248, 333-151245, 333-142636, 333-91054, 333-71821, 333-71597, 333-71029, 333-61432, 33-48683 and 33-42972) of Frontier Communications Corporation of our report dated March 9, 2016, with respect to the combined financial statements of Verizon’s Separate Telephone Operations in California, Florida and Texas, as of December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015 included in this Current Report (Form 8-K) of Frontier Communications Corporation.

/s/ Ernst & Young LLP

New York, New York

April 18, 2016